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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported): May 29, 2003
                                            ------------


                                 FIREPOND, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-29251                41-1462409
----------------------------          --------------         -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


      8009 S. 34th Avenue, Minneapolis, MN                       55425
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    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (952) 229-2300
                                                          ---------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION

99.1 Press Release dated May 29, 2003 reporting financial results for the fiscal quarter ended April 30, 2003.
99.2 Transcript of Earnings conference call discussing financial results for the fiscal quarter ended April 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

This Current Report on Form 8-K is being furnished pursuant to Item 12. See "Item 12. Results of Operations and Financial Condition" below, the contents of which are incorporated by reference into this Item 9.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 29, 2003, Firepond, Inc. issued a press release reporting financial results for the fiscal quarter ended April 30, 2003 (the "Press Release"). A copy of the Press Release is filed herewith as Exhibit 99.1. In addition, on May 29, 2003, Firepond, Inc. conducted a conference call to discuss the financial results for the fiscal quarter ended April 30, 2003. A transcript of the conference call is filed herewith as Exhibit 99.2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIREPOND, INC.


                                             /s/ Kristi L. Smith
                                             -----------------------------------
                                             Name: Kristi L. Smith
                                             Title: Chief Financial Officer
Date: June 4, 2003
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                                Index to Exhibits
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Exhibit
Number         Description
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99.1           Press Release dated May 29, 2003 reporting financial results for the fiscal quarter ended April 30, 2003.
99.2           Transcript of Earnings conference call discussing financial results for the fiscal quarter ended April 30, 2003.